Fair Value Measurements	12 Months Ended
Dec. 31, 2025
RETIREMENT SAVINGS PLAN
Fair Value Measurements
Fair Value Measurements

4. Fair Value Measurements

For purposes of the Plan’s financial reporting, fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When measuring assets and liabilities that are required to be recorded at fair value, the Plan considers the principal or most advantageous market in which the Plan would transact. Fair value is estimated by applying the following hierarchy, which prioritizes the inputs used to measure fair value into three levels and bases the categorization within the hierarchy upon the lowest level of input that is available and significant to the fair value measurement:

Level 1 — Quoted prices in active markets for identical assets or liabilities.

Level 2 — Observable inputs other than quoted prices in active markets for identical assets and liabilities, quoted prices for identical or similar assets or liabilities in inactive markets, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 — Inputs that are generally unobservable and typically reflect the Plan’s estimate of assumptions that market participants would use in pricing the asset or liability. The Plan had no Level 3 assets as of December 31, 2025 or 2024.

We use valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. In measuring the fair value of our assets and liabilities, we use market data or assumptions that we believe market participants would use in pricing an asset or liability, including assumptions about risk when appropriate.

The following table provides by level, within the fair value hierarchy, a summary of investments of the Plan as of December 31 measured at fair value on a recurring basis:

	2025	2024
Quoted Prices in Active Markets (Level 1):
Mutual funds	$12,992,721	$282,199,040
WMI common stock	339,276,595	341,492,867
Self-directed brokerage accounts	142,400,938	127,065,199
Common collective trust funds	134,637,703	324,325,665
Subtotal Level 1	629,307,957	1,075,082,771

Significant Other Observable Inputs (Level 2):
Self-directed brokerage accounts — FedFund	8,875,125	9,490,019
FedFund	—	2,193,944
Subtotal Level 2	8,875,125	11,683,963

Investments Measured at Net Asset Value (a):
Common collective trust funds	2,062,265,259	2,894,412,157
Subtotal Investments Measured at Net Asset Value	2,062,265,259	2,894,412,157
Total Investments at Fair Value	$2,700,448,341	$3,981,178,891
(a)	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Net Assets Available for Benefits. As of December 31, 2025 and 2024, there were no redemption restrictions on the investments held at net asset value other than possible advance notice requirements.